UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2014
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Matters
On January 29, 2014, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) took the following compensation actions with respect to the Company’s chief executive officer, chief financial officer, and other “named executive officers” as defined in Rule 402 of SEC Regulation S-K (collectively, the “Officers”):
2014 Performance Based Incentive Plan
Approved the 2014 Performance Based Incentive Plan as follows:
Each Officer, as described below, was granted performance stock units which will vest (referred to as a “pay out” below) based on Company performance as against the 2014 Performance Based Incentive Plan's established net revenue targets and non-GAAP operating income targets, each as established by the Compensation Committee. The 2014 target levels are intended to have difficulty in attainment levels consistent with the Company’s 2013 performance based incentive plan (the “2013 Bonus Plan”). The portion of the performance stock units that will vest will be calculated independently for each of the net revenue and non-GAAP operating income components. “Net revenue” is as will be set forth in the Company’s annual report for 2014 to be filed with the Securities and Exchange Commission (“SEC”). “Non-GAAP operating income” means operating income for 2014 determined in accordance with GAAP but excluding the following items: (i) stock-based compensation expenses recorded under Accounting Standard Codification 718-10; (ii) acquisition-related expenses; (iii) amortization of acquisition-related intangible assets and the fair-value write-up of acquired inventory; and (iv) any other adjustment made to arrive at the Company’s Non-GAAP financial information as presented in the Company’s SEC filings. In the event of any mergers, acquisitions or divestitures, the net revenue and non-GAAP operating income targets shall be adjusted based on an approved plan presented to the Board of Directors. The net revenue and non-GAAP operating income targets will be further adjusted for any patent or other litigation settlements or judgments should the effect of such events, if any, impact the Company’s net revenue and non-GAAP operating income.
Weighting of the target components is as follows:

Net Revenue	50%
Non-GAAP operating income	50%
100%
 Net Revenue Component of 2014 Performance Based Incentive Plan:
No pay out will be made under the net revenue component of the 2014 Performance Based Incentive Plan if the Company's 2014 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2014 Performance Based Incentive Plan. To the extent 2014 actual net revenue increases above the minimum amount of net revenue, the pay out increases linearly from zero at the minimum amount of net revenue as set forth in the 2014 Performance Based Incentive Plan up to 100% of the net revenue component of the target when actual net revenue equals target net revenue in the 2014 Performance Based Incentive Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the net revenue component of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount pay out under the net revenue component of the 2014 Performance Based Incentive Plan.
Non-GAAP Operating Income Component of 2014 Performance Based Incentive Plan:
No pay out will be made under the non-GAAP operating income component of the 2014 Performance Based Incentive Plan if the Company's 2014 actual non-GAAP operating income does not exceed at least the established minimum amount of non-GAAP operating income as set forth in the 2014 Performance Based Incentive Plan. To the extent 2014 actual non-GAAP operating income increases above the minimum amount of non-GAAP operating income, the pay out increases linearly from zero at the minimum amount of non-GAAP operating income as set forth in the 2014 Performance Based Incentive Plan up to 100% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals target non-GAAP operating income in the 2014 Performance Based Incentive Plan, and continues increasing linearly thereafter as actual non-GAAP operating income increases, up to a maximum of 200% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals or exceeds the established target to achieve the maximum amount pay out under the non-GAAP operating income component of the 2014 Performance Based Incentive Plan.
2014 Target Performance Stock Units
Approved the 2014 target performance stock units for the Officers as follows:

Executive Officer	Title	2014 Target (performance stock units)
Balu Balakrishnan	President and Chief Executive Officer	6,500

Sandeep Nayyar	Chief Financial Officer	2,200

John Tomlin	Vice President, Operations	2,200

Clifford Walker	Vice President, Corporate Development	2,200

The actual number of shares subject to the performance stock units is twice the target level as reflected in the table above to enable the pay out of up to 200% of the target amount if the actual net revenue and non-GAAP operating income equal or exceed the established target to achieve the maximum amount of the 2014 Performance Based Incentive Plan.
2014 Restricted Stock Unit Grants
Approved restricted stock unit grants under the Company's 2007 Equity Incentive Plan to the following Officers:

Executive Officer	Title	2014 Restricted Stock Unit Grants
Balu Balakrishnan	President and Chief Executive Officer	24,900

Sandeep Nayyar	Chief Financial Officer	6,750

John Tomlin	Vice President, Operations	6,000

Clifford Walker	Vice President, Corporate Development	6,000

The restricted stock unit grants will be effective on the grant date. Twenty-five percent (25%) of the restricted stock units vest on the one year anniversary of the vesting commencement date (as specified in the Officers' restricted stock unit award agreements), and an additional twenty-five percent (25%) of the restricted stock units vest annually over the next three (3) years thereafter, subject to the respective Officer's continuous service.
2014 Long Term Performance Based Incentive Plan (“2014 PRSU Plan”)
Approved the 2014 Long Term Performance Based Incentive Plan as follows:
Each Officer, as described below, was granted long term performance stock units, referred to as “PRSUs”, which will vest (referred to as a “pay out” below) based on Company performance as against the 2014 PRSU Plan's established 2016 revenue target relative to 2013 revenue, as established by the Compensation Committee. The 2016 revenue target level is intended to have a difficulty in attainment level consistent with the Company’s 2013 Bonus Plan target net revenue level with the additional element of achieving a multi-year target for net revenue growth. The portion of the PRSUs that will vest will be calculated based on the Company’s 2016 net revenue as compared to 2013 net revenue and awarded in early 2017 upon approval by the Compensation Committee. “Net revenue” is as will be set forth in the Company’s annual report for 2016 to be filed with the SEC. In the event of any mergers, acquisitions or divestitures, the net revenue target shall be adjusted based on an approved plan presented to the Board of Directors. The net revenue target will be further adjusted for any patent or other litigation settlements or judgments should the effect of such events, if any, impact the Company’s net revenue during the performance period.
No pay out will be made in early 2017 under the 2014 PRSU Plan if the Company's 2016 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2014 PRSU Plan. To the extent 2016 actual net revenue increases above the minimum amount of net revenue, the pay out increases linearly from zero at the minimum amount of net revenue as set forth in the 2014 PRSU Plan up to 100% of the target when actual net revenue equals target net revenue in the 2014 PRSU Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount pay out of the 2014 PRSU Plan. Each Officer must be employed through the end of the performance period to receive PRSUs under the 2014 PRSU Plan; provided, however, the Company intends to enter into revised Executive Officer Benefit Agreements with each Officer to provide that, in the event of such officer’s termination without cause or due to death, disability or retirement, a prorated portion of the 2014 PRSUs equal to the number of full years of completed service by such officer during the performance period, will vest and be payable at the end of the performance period, provided the Company attains the minimum net revenue target level as determined by the Compensation Committee.
2014 Target PRSUs
Approved the target 2014 PRSUs for the Officers as follows:

Executive Officer	Title	2014 Target PRSUs (performance stock units)
Balu Balakrishnan	President and Chief Executive Officer	8,300

Sandeep Nayyar	Chief Financial Officer	2,250

John Tomlin	Vice President, Operations	2,000

Clifford Walker	Vice President, Corporate Development	2,000

The actual number of shares subject to the PRSUs is twice the target level as reflected in the table above to enable the pay out of up to 200% of the target amount if actual net revenue equals or exceeds the established target to achieve the maximum amount of the 2014 PRSU Plan.
2014 Salaries
Approved the 2014 salaries for the Officers, to be effective April 1, 2014, as follows:

Executive Officer	Title	2014 Salary
Balu Balakrishnan	President and Chief Executive Officer	$480,000

Sandeep Nayyar	Chief Financial Officer	$310,000

John Tomlin	Vice President, Operations	$320,000

Clifford Walker	Vice President, Corporate Development	$310,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
Sandeep Nayyar
Title:	Chief Financial Officer

Dated:  January 31, 2014